Semiannual Report

                                 SMALL-CAP
                                 VALUE FUND --
                                 ADVISOR CLASS
                                 -------------
                                 JUNE 30, 2001
                                 -------------



[LOGO OF T. ROWE PRICE]

    REPORT HIGHLIGHTS
    ----------------------------------------------------------------------------
    Small-Cap Value Fund -
    Advisor Class

 .   Continuing last year's trend, value stocks outperformed growth stocks and small-caps distanced large-caps.

 .   The fund's Advisor Class shares far surpassed the Russell benchmark and our
    Lipper peer group average for the past six months and one year.

 .   Takeovers and restructuring activities benefited the fund's results.

 .   Despite recent gains, small-cap valuations are still compelling, and cash flow into small-cap funds is positive.



UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

The stock market continued its pattern of volatile movements for the six months ended June 30. The S&P 500 fell 18% from year-end to its lows in March, recovered nearly all the loss by mid-May, then slid back to close at a 6.70% loss. Small-cap stocks followed a similar pattern, but their second-quarter recovery was strong enough to post first-half gains. Value stocks outdistanced their growth-oriented counterparts, mostly because the group shuns the pricey technology and telecom sectors that were mauled after announcing revenue and earnings shortfalls.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 6/30/01                   6 Months        12 Months
--------------------------------------------------------------------------------
Small-Cap Value Fund -
Advisor Class                             19.02%           30.08%
Russell 2000 Index                         6.94             0.66
Lipper Small-Cap Core Fund Index           6.59             5.00
Lipper Small-Cap Value Fund Index         15.51            27.77
S&P 500 Stock Index                       -6.70           -14.83

The Small-Cap Value Fund - Advisor Class enjoyed robust gains in the 6- and 12-month periods, largely because of strong investor preference for small-cap and value stocks that began last year. Note the vast divergence in results reflected in the Russell 2000 Growth and Value Indices (below) and the outperformance of the Russell 2000 versus the S&P 500 (above).

This performance disparity is almost a mirror image of the 18-month period from August 1998 through February 2000, when small-cap growth stocks greatly outperformed small-cap value. It is also a reminder that the stock market undergoes dramatic cycles, and investors should maintain a diversified portfolio strategy to dampen some of that cyclic volatility. We are pleased to report that the Advisor Class shares' January-to-June advance was better than all the small-cap and value yardsticks.

--------------------------
SMALL-CAP GROWTH VS. VALUE
--------------------------------------------------------------------------------

Periods Ended 6/30/01                   6 Months        12 Months

Russell 2000 Growth Index                  0.16%          -23.25%
Russell 2000 Value Index                  12.78            30.87

LIPPER CATEGORY CHANGE

Sharp-eyed shareholders will notice that we have compared the fund's results to the Lipper Small-Cap Core Fund Index, as well as the value index that we have used previously. That is because the Lipper organization has moved our fund from the value category to the core, or blend, category. The reclassification came as a surprise to us, since the fund's turnover is typically low (13% on average for the past three years), and we have not made conscious changes to the fund's style or characteristics throughout this year's trading activity. The best explanation seems to be that our stocks have done well recently, while much of the rest of the small-cap stock universe has marked time. What were below-average valuations for our stocks a year ago have moved closer to average today. I suspect that this statistical anomaly will correct itself over time, either when growth stocks return to favor, or as a natural result of our cycling out of fairly priced winners into a new class of value holdings.


PORTFOLIO ACTIVITY

The fund benefited from continued takeover activity during the first half of 2001. Five of our six eliminations among the stocks listed in our 10-largest sales (Tuscarora, First Washington Realty Trust, Pacific Gulf Properties, M.S. Carriers, and First International Bancorp) were triggered by takeover or restructuring transactions. In addition, we sold a substantial portion of our previously large holding in HS Resources as a result of a recently announced takeover bid from Kerr-McGee.

Another major sale was of part of our holding in XTO Energy (formerly Cross Timbers Oil), a stock that rose 230% during the 12-month period ended May 2001. Sales of HS Resources, XTO Energy, and other similar stocks lowered the fund's energy sector weighting to 6.3% from 6.7% at year-end 2000. We believe the long-term fundamental outlook for energy producers is better today than at most points during the 1990s. However, energy stocks rose so quickly this spring that we felt it prudent to book some gains.

Since January, our purchase activity was largely focused on real estate investment trusts (REITs) and financial companies. We like REITs today because of their high and sustainable dividend yields and recently purchased Gables Residential Trust and LaSalle Hotel Properties. We also added to our substantial holding in Kilroy Realty. Irwin Financial (of Columbus, Indiana) and East West Bancorp (Los Angeles) are niche bank holding companies with above-average growth records that were selling for below-average valuations. We initiated a position in Unifi, the world's largest producer of textured yarns used in apparel and textiles. Unifi's stock declined with the entire textile sector, which has been in a recession for several years. In our view, the company's business and its stock should rebound, given even a modest recovery in the textile market.

THE FLOW OF INVESTOR CASH INTO SMALL-CAP FUNDS IS POSITIVE AND IS LIKELY TO REMAIN SO FOR SOME TIME, PROVIDING ADDED BUYING POWER TO SMALL-CAP FUND MANAGERS.

OUTLOOK

The performance cycles I referred to earlier in this letter are a recurrent theme in stock investing. One of the most studied (but least understood) cycles is of large- versus small-cap performance. Small stocks as a group began to outperform large-caps in mid-1999. This followed a five-year period when large companies fared better. If symmetry ruled investment cycles, we might expect three more good years for small-caps.

The reality is that the good times for small stocks could end tomorrow. But I doubt it. Despite recent gains, valuations for small-caps relative to large-caps are still only 20% above the all-time low levels attained in March 1999. The flow of investor cash into small-cap funds is positive and is likely to remain so for some time, providing added buying power to small-cap fund managers. Finally, the Federal Reserve's easing of short-term interest rates has encouraged many to believe that economic weakness may be short and shallow. In that environment, investors who previously avoided small-caps for their perceived vulnerability to recession may be emboldened to take another look.

Our charter remains unchanged. We invest in small companies that we believe are undervalued. We rely heavily on T. Rowe Price's research staff to try and sort out the misunderstood cheap companies from those that deserve sub-par valuations (i.e., poorly managed firms in bad businesses have no appeal to us, even if their stocks are inexpensive).

Finally, we attempt to lower the fund's volatility by diversifying investments and paying as much attention to downside risk as to upside potential.


Respectfully submitted,

/s/ Preston G. Athey

Preston G. Athey
President of the fund and chairman of its Investment Advisory Committee

July 22, 2001

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------


---------------------
PORTFOLIO  HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                               Percent of
                                                               Net Assets
                                                                  6/30/01
--------------------------------------------------------------------------------
Brown and Brown                                                      3.5%
Insituform Technologies                                              3.1
Electro Rent                                                         1.8
HS Resources                                                         1.8
XTO Energy                                                           1.7
--------------------------------------------------------------------------------
Analogic                                                             1.6
McGrath RentCorp                                                     1.6
Saga Communications                                                  1.6
Allied Capital                                                       1.6
Community First Bankshares                                           1.4
--------------------------------------------------------------------------------
Bone Care International                                              1.1
Ruby Tuesday                                                         1.1
Kilroy Realty                                                        1.1
First Republic Bank                                                  1.1
Markel                                                               1.1
--------------------------------------------------------------------------------
Right Management Consultants                                         1.1
FTI Consulting                                                       1.1
Woodward Governor                                                    1.1
Glenborough Realty Trust                                             1.0
Sun Communities                                                      1.0
--------------------------------------------------------------------------------
ProAssurance                                                         0.9
Landauer                                                             0.9
CSS Industries                                                       0.9
Aaron Rents                                                          0.9
Franklin Electric                                                    0.8
--------------------------------------------------------------------------------
Total                                                               34.9%

Note: Table excludes reserves.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/01

Ten Largest Purchases                  Ten Largest Sales
--------------------------------------------------------------------------------
Kilroy Realty                          HS Resources
Gables Residential Trust *             Tuscarora **
LaSalle Hotel Properties *             XTO Energy
Irwin Financial                        First Washington Realty Trust **
East West Bancorp *                    Direct Focus **
Glenborough Realty Trust               TETRA Technologies
Dal-Tile International                 Pacific Gulf Properties **
Encore Acquisition *                   M.S. Carriers **
Unifi *                                Rural Cellular
Chiles Offshore *                      First International Bancorp **

 *  Position added
**  Position eliminated

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                                    [GRAPH]

SMALL CAP VALUE FUND - ADVISOR CLASS
--------------------------------------------------------------------------------
As of 6/30/01

                Russell 2000 Index       Small-Cap Value Fund Advisor Class

3/31/00              10,000                            10,000
12/31/00              9,056                            11,577
6/30/01               9,677                            13,778

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                            Since     Inception
Periods Ended 6/30/01                        1 Year     Inception          Date
--------------------------------------------------------------------------------
Small-Cap Value Fund - Advisor Class         30.08%        29.26%       3/31/00

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
Unaudited


--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Small-Cap Value Advisor Class shares

                                                  6 Months       3/31/00
                                                     Ended       Through
                                                   6/30/01      12/31/00
NET ASSET VALUE
Beginning of period                               $  19.14      $  18.23

Investment activities
   Net investment income (loss)                       0.05          0.10
   Net realized and
   unrealized gain (loss)                             3.59          2.69

   Total from
   investment activities                              3.64          2.79

Distributions
   Net investment income                                --         (0.20)
   Net Realized Gains                                   --         (1.68)
   Total Distributions                                  --         (1.88)

NET ASSET VALUE
End of period                                     $  22.78      $  19.14
                                                  -----------------------

Ratios/Supplemental Data

Total return/x/                                      19.02%        15.77%
Ratio of total expenses to
average net assets                                    0.92%+        0.80%+
Ratio of net investment
income (loss) to average
net assets                                            0.91%+        1.50%+
Portfolio turnover rate                               17.8%+        14.4%+
Net assets, end of period
(in thousands)                                    $  8,800      $  1,408

/x/Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+  Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2001


------------------------
PORTFOLIO OF INVESTMENTS                            Shares/Par           Value
--------------------------------------------------------------------------------
                                                                  In thousands
COMMON STOCKS 92.1%

FINANCIAL 15.1%

Bank and Trust 6.1%
Community First Bankshares                           1,100,000      $   25,300
East West Bancorp                                      400,000          10,800
First Republic Bank *+                                 825,000          20,213
Glacier Bancorp                                        350,165           6,653
Irwin Financial                                        500,000          12,575
Silicon Valley Bancshares *                            650,000          14,300
Texas Regional Bancshares                              351,500          14,162
UCBH Holdings                                          300,000           9,105
                                                                    ------------
                                                                       113,108
                                                                    ------------
Insurance 6.9%
Brown and Brown +                                    1,540,000          64,665
GAINSCO                                                200,000             240
Hilb, Rogal and Hamilton                                40,000           1,750
Markel *                                               100,000          19,650
NYMAGIC                                                 19,600             388
Ohio Casualty                                          117,400           1,520
Presidential Life                                      400,000           8,960
ProAssurance *                                       1,000,000          17,250
Triad Guaranty *                                       303,400          12,136
                                                                    ------------
                                                                       126,559
                                                                    ------------
Financial Services 2.1%
Allied Capital                                       1,240,000          28,706
American Capital Strategies                            350,000           9,821
                                                                    ------------
                                                                        38,527
                                                                    ------------
Total Financial                                                        278,194
                                                                    ------------

UTILITIES 3.1%
Telephone 0.1%
Hickory Technology                                      84,800           1,357
Rural Cellular (Class A) *                              25,000           1,132
                                                                    ------------
                                                                         2,489
                                                                    ------------

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------


                                                     Shares/Par          Value
--------------------------------------------------------------------------------
                                                                  In thousands
Electric Utilities 3.0%

Black Hills                                            325,000      $   13,075
Cleco                                                  550,000          12,512
NorthWestern                                           229,100           5,132
Otter Tail                                             500,000          13,875
Vectren                                                500,000          10,350
                                                                    ------------
                                                                        54,944
                                                                    ------------
Total Utilities                                                         57,433
                                                                    ------------

CONSUMER NONDURABLES 9.5%

Beverages 0.1%

Chalone Wine Group *                                   200,000           2,420
                                                                    ------------
                                                                         2,420
                                                                    ------------
Food Processing 1.1%

American Italian Pasta (Class A) *                     300,000          13,920
Sylvan *+                                              518,900           5,890
                                                                    ------------
                                                                        19,810
                                                                    ------------
Hospital Supplies/Hospital Management 2.7%

Airgas *                                               300,000           3,570
Atrion *+                                              200,000           4,502
IRIDEX *                                               300,000           1,170
Landauer +                                             552,900          16,587
Minntech +                                             500,000           4,825
Owens & Minor                                          700,000          13,300
SRI/Surgical Express *                                 225,000           6,842
                                                                    ------------
                                                                        50,796
                                                                    ------------
Pharmaceuticals 1.6%

Bone Care International *+                             800,000          21,200
NPS Pharmaceuticals *                                   75,000           3,015
Quidel *                                             1,000,000           4,610
                                                                    ------------
                                                                        28,825
                                                                    ------------
Biotechnology 0.8%

Deltagen *                                             350,000           3,143
Neurocrine Biosciences *                               280,000          11,197
                                                                    ------------
                                                                        14,340
                                                                    ------------
Miscellaneous Consumer Products 3.2%

Applied Extrusion Technologies *+                      821,000           6,026
BWAY *+                                                775,000           4,108

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------


                                                    Shares/Par           Value
--------------------------------------------------------------------------------
                                                                  In thousands

CSS Industries *+                                      625,000      $   16,100
Culp +                                                 600,000           2,700
Dan River (Class A)*                                   400,000           1,080
Liqui-Box +                                            250,000           9,742
Sola *                                                 300,000           4,233
Unifi *                                                831,100           7,064
Velcro Industries                                      696,200           7,502
                                                                    ------------
                                                                        58,555
                                                                    ------------
Total Consumer Nondurables                                             174,746
                                                                    ------------

CONSUMER SERVICES 9.0%

Restaurants 3.2%

Applebee's                                             225,000           7,200
Champps Entertainment *                                200,000           2,030
Fresh Choice *+                                        560,000           1,646
Garden Fresh Restaurant *+                             400,000           3,040
PJ America *                                           160,000           1,354
Rare Hospitality International *                       600,000          13,560
Ruby Tuesday                                         1,200,000          20,520
Steak `N Shake *                                       630,000           5,827
Uno Restaurant *                                       440,600           4,164
                                                                    ------------
                                                                        59,341
                                                                    ------------
General Merchandisers 0.5%

Fred's (Class A)                                       160,125           4,123
Hibbett Sporting Goods *                               125,000           4,633
                                                                    ------------
                                                                         8,756
                                                                    ------------
Specialty Merchandisers 2.7%

Building Materials *+                                  650,000           9,887
Hancock Fabrics +                                    1,500,000          13,425
Haverty Furniture                                      700,000          10,465
Intergrated Water Resources *                          200,000             106
Jo Ann Stores (Class B) *                              600,000           1,356
S & K Famous Brands *+                                 400,000           4,140
Stein Mart *                                         1,100,000          11,374
                                                                    ------------
                                                                        50,753
                                                                    ------------
11

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------


                                                    Shares/Par           Value
--------------------------------------------------------------------------------
                                                                  In thousands

Entertainment and Leisure 0.2%

JAKKS Pacific *                                        125,000      $    2,337
Photoworks *+                                        1,150,000             863
                                                                    ------------
                                                                         3,200
                                                                    ------------
Media and Communications 2.4%

Courier +                                              280,000          11,340
Obie Media *+                                          430,000           3,036
Saga Communications (Class A) *                      1,225,000          29,081
                                                                    ------------
                                                                        43,457
                                                                    ------------
Total Consumer Services                                                165,507
                                                                    ------------

CONSUMER CYCLICALS 10.9%

Automobiles and Related 2.5%

Dollar Thrifty Auto Group *                            300,000           7,200
Keystone Automotive *                                  350,000           4,183
Littelfuse *                                           350,000           9,376
Myers Industries                                       165,000           2,492
R & B *                                                400,000           1,320
Strattec Security *+                                   275,000           9,548
TBC *+                                               1,395,000          13,364
                                                                    ------------
                                                                        47,483
                                                                    ------------
Building and Real Estate 7.0%

Capital Senior Living *                                500,000             765
EastGroup Properties, REIT                             100,000           2,260
Gables Residential Trust, REIT                         500,000          14,975
Glenborough Realty Trust, REIT                       1,000,000          19,300
Innkeepers USA, REIT                                 1,100,000          13,178
JP Realty, REIT                                         86,000           2,107
Kilroy Realty, REIT                                    700,000          20,370
LaSalle Hotel Properties                               683,000          12,171
National Health Realty, REIT +                         600,000           7,680
Skyline, REIT +                                        450,000          12,240
Sun Communities, REIT                                  500,000          17,675
Trammell Crow *                                        500,000           5,525
Western Water *+                                       664,500             498
                                                                    ------------
                                                                       128,744
                                                                    ------------
12

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------


                                                    Shares/Par           Value
--------------------------------------------------------------------------------
                                                                  In thousands

Miscellaneous Consumer Durables 1.4%

Chromcraft Revington *+                              1,000,000      $    9,625
CompX International +                                  415,000           4,959
Stanley Furniture *+                                   400,000          10,760
                                                                    ------------
                                                                        25,344
                                                                    ------------
Total Consumer Cyclicals                                               201,571
                                                                    ------------

TECHNOLOGY 6.8%

Electronic Components 3.4%

Analogic +                                             667,900          30,423
ATMI *                                                 300,000           9,000
Badger Meter                                           141,400           4,065
Methode Electronics (Class A)                          455,000           3,913
PCD *                                                  356,700           1,548
Planar Systems *                                       350,000           9,065
QuickLogic *                                           750,000           4,515
                                                                    ------------
                                                                        62,529
                                                                    ------------
Electronic Systems 0.6%

EDO                                                    150,000           2,392
FLIR Systems *                                         320,000           8,010
Perceptron *+                                          485,000             655
                                                                    ------------
                                                                        11,057
                                                                    ------------
Specialized Computer 0.1%

Ebix.com *+                                            750,000           1,432
                                                                    ------------
                                                                         1,432
                                                                    ------------
Telecommunications 0.4%

eLoyalty *                                             500,000             500
Stratos Lightwave *                                    400,000           5,200
Syntellect *+                                          700,000           1,925
                                                                    ------------
                                                                         7,625
                                                                    ------------
Aerospace and Defense 2.3%

Comarco *+                                             525,000           7,781
DONCASTERS ADR *                                       100,000           2,744
Raven Industries +                                     350,000           9,412
TransTechnology +                                      425,000           3,725
Woodward Governor                                      230,000          19,400
                                                                    ------------
                                                                        43,062
                                                                    ------------
Total Technology                                                       125,705
                                                                    ------------

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------



                                                    Shares/Par           Value
--------------------------------------------------------------------------------
                                                                  In thousands
CAPITAL EQUIPMENT 3.1%

Electrical Equipment 2.0%

Franklin Electric                                      200,000      $   15,180
Genlyte Group *                                         52,500           1,623
LSI Industries                                         400,000           9,356
Thomas Industries                                      387,300          11,425
                                                                    ------------
                                                                        37,584
                                                                    ------------
Machinery 1.1%

Alamo Group +                                          550,000           7,838
Brooks Automation *                                     80,000           3,688
K-Tron *+                                              256,323           3,140
Nordson                                                219,700           5,822
                                                                    ------------
                                                                        20,488
                                                                    ------------
Total Capital Equipment                                                 58,072
                                                                    ------------

BUSINESS SERVICES AND TRANSPORTATION 16.9%

Computer Service and Software 2.1%

Analysts International                                 620,000           2,765
ARTISTdirect *                                         622,163             429
Metro Information *                                    500,000           2,000
Onesource Information Services *                       300,000           2,520
Packeteer *                                            500,000           6,265
Progress Software *                                    329,400           5,336
Register.com *                                         400,000           6,196
SPSS *                                                 355,000           5,613
Websense *                                             400,000           8,000
                                                                    ------------
                                                                        39,124
                                                                    ------------
Distribution Services 1.1%

Richardson Electronics +                               650,000           9,100
SCP Pool *                                             240,000           8,266
Valley National Gases *+                               700,000           3,412
                                                                    ------------
                                                                        20,778
                                                                    ------------
Environmental 1.0%

BHA Group (Class A) +                                  605,000           8,258
IT Group *                                             900,000           5,715
TETRA Technologies *                                   150,000           3,667

T. ROWE PRICE SMALL-CAP VALUE FUND
-------------------------------------------------------------------------------


                                                    Shares/Par           Value
-------------------------------------------------------------------------------
                                                                  In thousands

Waste Connections *                                     25,000  $          900
Waterlink *+                                         1,166,350             222
                                                                --------------
                                                                        18,762
                                                                --------------
Transportation Services 1.5%

Frozen Food Express *                                  100,000             270
Hub Group (Class A) *                                  250,000           3,250
International Shipholding +                            664,000           6,341
Landstar Systems *                                     202,500          13,774
Transport Corp. of America *+                          540,000           3,537
                                                                --------------
                                                                        27,172
                                                                --------------
Miscellaneous Business Services 10.9%

Aaron Rents (Class A)                                  100,000           1,562
Aaron Rents                                            852,700          14,496
Children's Comprehensive Services *                    200,000           1,000
Electro Rent *+                                      2,000,000          32,620
FTI Consulting *+                                      892,000          19,446
G&K Services                                           342,500           9,213
Insituform Technologies (Class A) *+                 1,550,000          56,575
Ivex Packaging *                                       600,000          11,400
McGrath RentCorp +                                   1,225,000          29,571
Packaged Ice *                                         800,000           1,720
Rainbow Rentals *+                                     400,000           2,800
Right Management Consultants *+                        747,000          19,497
Tab Products                                           250,000           1,025
                                                                --------------
                                                                       200,925
                                                                --------------
Airlines 0.3%

Midwest Express Holdings *                             300,025           5,206
                                                                --------------
                                                                         5,206
                                                                --------------
Total Business Services and Transportation                             311,967
                                                                --------------

ENERGY 6.3%

Energy Services 2.1%

Atwood Oceanics *                                      225,000           7,897
Carbo Ceramics                                         100,000           3,705
Chiles Offshore *                                      300,000           5,325
Compagnie Generale Des Geophysique ADR *+              400,000           4,420
Newpark Resources *                                    200,000           2,220

T. ROWE PRICE SMALL-CAP VALUE FUND
-------------------------------------------------------------------------------


                                                    Shares/Par           Value
-------------------------------------------------------------------------------
                                                                  In thousands

Pitt-DesMoines                                         300,000  $       10,350
Trico Marine Services *                                100,000           1,064
W-H Energy Services *                                  211,300           4,015
                                                                --------------
                                                                        38,996
                                                                --------------
Exploration and Production 4.2%

Brigham Exploration *                                   50,000             183
Chieftain International *                              325,000           9,340
Encore Aquisition *                                    442,000           5,083
HS Resources *                                         500,000          32,400
XTO Energy                                           2,175,000          31,211
                                                                --------------
                                                                        78,217
                                                                --------------
Total Energy                                                           117,213
                                                                --------------

PROCESS INDUSTRIES 4.0%

Diversified Chemicals 0.7%

Aceto +                                                575,000           5,762
Arch Chemicals                                         359,250           7,842
                                                                --------------
                                                                        13,604
                                                                --------------
Specialty Chemicals 0.4%

American Vanguard +                                    220,000           3,201
Synalloy +                                             443,100           3,057
                                                                --------------
                                                                         6,258
                                                                --------------
Forest Products 0.5%

Deltic Timber                                          334,600           9,637
                                                                --------------
                                                                         9,637
                                                                --------------
Paper and Paper Products 0.8%

Lydall *                                               500,000           6,000
Wausau-Mosinee Paper                                   650,000           8,379
                                                                --------------
                                                                        14,379
                                                                --------------
Building and Construction 1.6%

Corrpro Companies *                                    300,000             765
Dal-Tile International *                               722,000          13,393
Layne Christensen *+                                   600,000           5,100
Puerto Rican Cement +                                  425,000          10,094
U.S. Aggregates                                        350,000             472
                                                                --------------
                                                                        29,824
                                                                --------------
Total Process Industries                                                73,702
                                                                --------------

T. ROWE PRICE SMALL-CAP VALUE FUND
-------------------------------------------------------------------------------


                                                 Shares/Par              Value
-------------------------------------------------------------------------------
                                                                  In thousands

BASIC MATERIALS 4.1%

Metals 1.5%

Cold Metal Products +                                  400,000  $          460
Gibraltar Steel                                        542,500          10,633
Lone Star Technologies *                               250,000           9,050
Material Sciences *                                    620,000           6,126
Shiloh Industries *                                    300,000           1,485
                                                                --------------
                                                                        27,754
                                                                --------------
Mining 0.4%

Cleveland-Cliffs                                       210,000           3,885
Gold Fields (ZAR)                                      749,922           3,376
Goldfields Limited (AUD)                               255,000             231
                                                                --------------
                                                                         7,492
                                                                --------------
Miscellaneous Materials 2.2%

Ameron International +                                 220,000          14,685
Oil-Dri +                                              475,000           3,847
Penn Engineering & Manufacturing (Class A) +           271,700           4,808
Penn Engineering & Manufacturing +                     131,500           2,301
Penn Virginia +                                        450,000          14,805
                                                                --------------
                                                                        40,446
                                                                --------------
Total Basic Materials                                                   75,692
                                                                --------------

INVESTMENT COMPANIES 0.5%

First Financial Fund                                   650,000           8,554
                                                                --------------
Total Investment Companies                                               8,554
                                                                --------------
Total Miscellaneous Common Stocks 2.8%                                  52,222
                                                                --------------

Total Common Stocks (Cost $1,171,363)                                1,700,578
                                                                --------------

PREFERRED STOCKS 0.1%

Prime Retail (Series A), Cum., 10.50% *                161,800           1,117
                                                                --------------

Total Preferred Stocks (Cost $2,668)                                     1,117
                                                                --------------

T. ROWE PRICE SMALL-CAP VALUE FUND
-------------------------------------------------------------------------------


                                                    Shares/Par           Value
-------------------------------------------------------------------------------
                                                                  In thousands

CONVERTIBLE PREFERRED STOCK 0.2%

Chieftain International                                 30,000  $        1,076
IT Group                                               165,000           3,053
Western Water (Series C) *+                              2,259             105
                                                                --------------

Total Convertible Preferred Stocks (Cost $5,961)                         4,234
                                                                --------------

CONVERTIBLE BONDS 0.3%

Glycomed, 7.50%, 1/1/03                           $  1,000,000             808
OHM, 8.00%, 10/1/06                                    146,000             128
Richardson Electronics, 7.25%, 12/15/06 +            4,080,000           3,692
                                                                --------------

Total Convertible Bonds (Cost $4,209)                                    4,628
                                                                --------------

CORPORATE BONDS 0.4%

BWAY, Sr. Sub. Notes, 10.25%, 4/15/07 +              3,000,000           2,850
Delta Financial, 9.50%, 8/1/04                       3,000,000           1,050
IT Group, 11.25%, 4/1/09                             1,000,000             935
Packaged Ice, 9.75%, 2/1/05                          3,000,000           2,460
                                                                --------------

Total Corporate Bonds (Cost $9,193)                                      7,295
                                                                --------------

SHORT-TERM INVESMENTS 6.9%

U.S. Government Obligations 0.1%

U.S. Treasury Bills
   3.34%, 8/23/01                                      440,000             438
   3.35%, 8/23/01                                      890,000             885
   3.55%, 8/23/01                                      500,000             497
   3.555%, 8/23/01                                     400,000             398
   3.61%, 8/23/01                                      430,000             428
                                                                --------------
                                                                         2,646
                                                                --------------
Money Market Fund 6.8%
T. Rowe Price Reserve Investment Fund, 4.34% #     125,874,973         125,875
                                                                --------------
                                                                       125,875
                                                                --------------

Total Short-Term Investments (Cost $128,521)                           128,521
                                                                --------------

T. ROWE PRICE SMALL-CAP VALUE FUND
-------------------------------------------------------------------------------

                                                                                               Value
-----------------------------------------------------------------------------------------------------
                                                                                        In thousands
Total Investments in Securities
100.0% of Net Assets (Cost $1,321,915)                                                $    1,846,373
Futures Contracts
In thousands
                                                             Contract     Unrealized
                                              Expiration     Value        Gain (Loss)
                                              ----------     ----------   ----------
Long, 120 Russell 2000 Index contracts,
$2,660,000 par of U.S. Treasury Bills
pledged as initial margin                     9/01           $   30,936   $      775

Net payments (receipts) of variation
margin to date                                                                  (229)
                                                                          ----------
Variation margin receivable
(payable) on open futures contracts                                                              546

Other Assets Less Liabilities                                                                 (1,159)
                                                                                      --------------

NET ASSETS                                                                            $    1,845,760
                                                                                      --------------



    #  Seven-day yield
    +  Affiliated company
    *  Non-income producing
  ADR  American Depository Receipt
 REIT  Real Estate Investment Trust
  AUD  Australian dollar
  ZAR  South African rand

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP VALUE FUND
-------------------------------------------------------------------------------
Unaudited                                                         June 30, 2001

-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
In thousands

Assets

Investments in securities, at value
   Affiliated companies (cost $433,989)                            $    629,505
   Other companies (cost $887,926)                                    1,216,868
                                                                   ------------
   Total investments in securities                                    1,846,373
Other assets                                                              8,579
                                                                   ------------
Total assets                                                          1,854,952

Liabilities

Total liabilities                                                         9,192
                                                                   ------------

NET ASSETS                                                         $  1,845,760
                                                                   ------------
Net Assets Consist of:

Accumulated net investment income - net of distributions           $      6,017
Accumulated net realized gain/loss - net of distributions                16,751
Net unrealized gain (loss)                                              525,233
Paid-in-capital applicable to 81,007,760 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                                       1,297,759
                                                                   ------------
NET ASSETS                                                         $  1,845,760
                                                                   ------------

NET ASSET VALUE PER SHARE

Small Cap Value shares
($1,836,959,845/80,621,525 shares outstanding)                     $      22.78
                                                                   ------------
Small Cap Value Advisor Class shares
($8,800,270/386,235 shares outstanding)                            $      22.78
                                                                   ------------


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP VALUE FUND
-------------------------------------------------------------------------------
Unaudited

-----------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
In thousands

                                                                       6 Months
                                                                          Ended
                                                                        6/30/01
Investment Income (Loss)

Income
   Dividend (including $3,386 from affiliated companies)           $      9,900
   Interest (including $299 from affiliated companies)                    3,076
                                                                   ------------
   Total income                                                          12,976
                                                                   ------------
Expenses
   Investment management                                                  5,150
   Shareholder servicing
     Small-Cap Value shares                                               1,616
     Small-Cap Value Advisor Class shares                                     1
   Custody and accounting                                                    81
   Registration                                                              59
   Prospectus and shareholder reports
     Small-Cap Value shares                                                  43
     Small-Cap Value Advisor Class shares                                    --
   Legal and audit                                                            8
   Directors                                                                  6
   Distribution - Small-Cap Value Advisor Class shares                        4
                                                                   ------------
   Total expenses                                                         6,968
   Expenses paid indirectly                                                  (9)
   Net expenses                                                           6,959
Net investment income (loss)                                              6,017
Realized and Unrealized Gain (Loss)

Net realized gain (loss)
   Securities (including $790 from affiliated companies)                 11,675
   Futures                                                                 (358)
   Foreign currency transactions                                             (2)
   Net realized gain (loss)                                              11,315
Change in net unrealized gain or loss
   Securities (including $117,354 from affiliated companies)            261,410
   Futures                                                                  775
   Change in net unrealized gain or loss                                262,185
Net realized and unrealized gain (loss)                                 273,500
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $    279,517
                                                                   ------------



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP VALUE FUND
-------------------------------------------------------------------------------
Unaudited

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
In thousands

                                                          6 Months         Year
                                                             Ended        Ended
                                                           6/30/01     12/31/00
Increase (Decrease) in Net Assets

Operations
   Net investment income (loss)                        $     6,017  $    13,132
   Net realized gain (loss)                                 11,315       83,044
   Change in net unrealized gain or loss                   262,185      127,659
   Increase (decrease) in net assets from operations       279,517      223,835
Distributions to shareholders
   Net investment income
     Small-Cap Value shares                                     --      (13,074)
     Small-Cap Value Advisor Class shares                       --          (13)
   Net realized gain
     Small-Cap Value shares                                     --     (109,865)
     Small-Cap Value Advisor Class shares                       --         (108)
   Decrease in net assets from distributions                    --     (123,060)
Capital share transactions *
   Shares sold
     Small-Cap Value shares                                380,907      306,061
     Small-Cap Value Advisor Class shares                    6,942        1,512
   Distributions reinvested
     Small-Cap Value shares                                     --      115,691
     Small-Cap Value Advisor Class shares                       --           30
   Shares redeemed
     Small-Cap Value shares                               (183,212)    (424,198)
     Small-Cap Value Advisor Class shares                     (597)         (89)
   Redemption fees received
     Small-Cap Value shares                                     83          106
     Small-Cap Value Advisor Class shares                       --           --
   Increase (decrease) in net assets from
   capital share transactions                              204,123         (887)

Net Assets

Increase (decrease) during period                          483,640       99,888
Beginning of period                                      1,362,120    1,262,232

End of period                                          $ 1,845,760  $ 1,362,120
                                                       ------------------------

T. ROWE PRICE SMALL-CAP VALUE FUND
-------------------------------------------------------------------------------
Unaudited

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
In thousands

                                                         6 Months          Year
                                                            Ended         Ended
                                                          6/30/01      12/31/00

*Share information
   Shares sold
     Small-Cap Value shares                            $   18,404    $   16,034
     Small-Cap Value Advisor Class shares                     341            77
   Distributions reinvested
     Small-Cap Value shares                                    --         6,315
     Small-Cap Value Advisor Class shares                      --             2
   Shares redeemed
     Small-Cap Value shares                                (8,884)      (22,868)
     Small-Cap Value Advisor Class shares                     (28)           (5)
   Increase (decrease) in shares outstanding                9,833          (445)



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP VALUE FUND
-------------------------------------------------------------------------------
Unaudited                                                         June 30, 2001

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Small Cap Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued. The fund has two classes of shares -- Small Cap Value, offered since June 30, 1988, and Small Cap Value Advisor Class, first offered on March 31, 2000. Small Cap Value Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in

T. ROWE PRICE SMALL-CAP VALUE FUND
-------------------------------------------------------------------------------


good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes.

Class Accounting The Small Cap Value Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis.

Redemption Fees The fund assesses a 1.00% fee on redemptions of fund shares held less than 12 months. Such fees are retained by the fund, and have the primary effect of increasing paid-in-capital.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges. Payments ("variation margin") made or received by the fund to settle the daily

T. ROWE PRICE SMALL-CAP VALUE FUND
-------------------------------------------------------------------------------


fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Other assets and Liabilities, respectively, and in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Futures Contracts During the six months ended June 30, 2001, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $268,025,000 and $132,568,000, respectively, for the six months ended June 30, 2001.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,321,915,000. Net unrealized gain aggregated $524,458,000 at period-end, of which $678,179,000 related to appreciated investments and $153,721,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The

T. ROWE PRICE SMALL-CAP VALUE FUND
-------------------------------------------------------------------------------


investment management agreement between the fund and the manager provides for an annual investment management fee, of which $982,000 was payable at June 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

The manager has agreed to bear any expenses through December 31, 2001, which would cause Small Cap Value Advisor Class's ratio of total expenses to average net assets to exceed 1.15%. Thereafter, through December 31, 2003, Small Cap Value Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.15%.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,425,000 for the six months ended June 30, 2001, of which $240,000 was payable at period end.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $2,280,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SHAREHOLDER SERVICES
-------------------------------------------------------------------------------


INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from
7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking Available on most fixed-income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

INVESTMENT INFORMATION

Combined Statement Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

 * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a January 2001 survey for representative-assisted stock trades.
   Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
-------------------------------------------------------------------------------

STOCK FUNDS
------------------------------------------

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS
------------------------------------------

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
------------------------------------------

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
   Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+
------------------------------------------

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money

INTERNATIONAL/GLOBAL
FUNDS
------------------------------------------

Stock

Emerging Europe &
   Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITIES
------------------------------------------

Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
   Portfolio
Prime Reserve Portfolio

Money Funds (cont.)

Summit Municipal
   Money Market
Tax-Exempt Money

* Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity (Form V6021) and the T. Rowe Price No-Load Immediate Variable Annuity (Form V6027) are issued by Security Benefit Life Insurance Company. In New York, the T. Rowe Price No-Load Variable Annuity is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY [FSB201 (11-96)]. These Variable Annuity contracts have limitations. The T. Rowe Price No-Load Immediate Variable Annuity may not be available in all states.

The T. Rowe Price No-Load Variable Annuity and the T. Rowe Price No-Load Immediate Variable Annuity are distributed by T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The underlying portfolios are managed by T. Rowe Price (T. Rowe Price International for the International Stock Portfolio). The Security Benefit Group of companies and the T. Rowe Price companies are not affiliated.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access(R) 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement plan participants:
The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150

[LOGO OF T. ROWE PRICE]

T. Rowe Price Investment Services, Inc., Distributor.         E246-051   6/30/01